UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2010

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On January 8, 2010, Tier Technologies, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Giant Investment, LLC, Parthenon Investors II, L.P., PCap Partners II, LLC, PCap II, LLC, and John C. Rutherford (the foregoing individuals and entities collectively, “Parthenon Capital”), relating to, among other things, the Company’s 2010 annual meeting of stockholders (the “Annual Meeting”).  Set forth below is a summary of the material terms of the Agreement, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.  The following summary does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Pursuant to the Agreement:

•
The Company agreed to nominate Zachary F. Sadek for reelection as a director of the Company at the Annual Meeting, to recommend that the stockholders of the Company at the Annual Meeting vote to elect Mr. Sadek as a director, and to use its reasonable best efforts (which shall include the solicitation of proxies and the voting of shares for which the designees of the Company’s board of directors (the “Board”) hold proxies) to ensure that Mr. Sadek is elected at the Annual Meeting; and

•
Parthenon Capital gave the Company a proxy for the shares of the Company’s capital stock owned by Parthenon Capital and authorized the proxyholders designated by the Board (the “Proxyholders”) to cast the votes entitled to be cast pursuant to the proxy and to cumulate such votes in the Proxyholders’ discretion in favor of the election of any person (i) nominated by the Board and serving on the Board as of the date of the Agreement and/or (ii) nominated by the Board in accordance with the Board’s nomination procedures in effect on the date of the Agreement and for whom the members of the Parthenon Group have specifically authorized the Proxyholders to vote.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement relating to its Annual Meeting.  The proxy statement will contain important information about the Company and the matters to be acted upon at the meeting.  Investors and security holders are urged to read the proxy statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of these documents from the Company by contacting Tier Technologies Inc., attention Corporate Secretary Keith Omsberg, 10780 Parkridge Boulevard, 4th floor, Reston, Virginia, 20191, telephone: (571) 382-1000.

The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with its 2010 annual meeting of stockholders.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended September 30, 2009 and its proxy statement dated February 10, 2009, each of which is on file with the SEC, as well as its upcoming proxy statement for the 2010 annual meeting (when available).  To the extent there have been changes in the Company’s directors and executive officers since the proxy statement dated February 10, 2009, such changes have been reported on Current Reports on Form 8-K filed with the SEC.  To the extent holdings of Company securities have changed since the amounts printed in the proxy statement dated February 10, 2009, such changes have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 or Form 5 filed with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Agreement dated as of January 8, 2010 among Giant Investment, LLC, Parthenon Investors II, L.P., PCap Partners II, LLC, PCap II, LLC, John C. Rutherford, and Tier Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: January 11, 2010

Exhibit Index
Exhibit
No                     Description

99.1	Agreement dated as of January 8, 2010 among Giant Investment, LLC, Parthenon Investors II, L.P., PCap Partners II, LLC, PCap II, LLC, John C. Rutherford, and Tier Technologies, Inc.